460-P2 05/26

FRANKLIN INVESTORS SECURITIES TRUST
SUPPLEMENT DATED MAY 22, 2026
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED MARCH 1, 2026, OF
FRANKLIN TOTAL RETURN FUND (THE “FUND”)

I. The Board of Trustees of the Fund recently approved a proposal to reorganize the Fund with and into the Franklin Core Plus Bond Fund series of Franklin Strategic Series.

It is anticipated that in late August or early September 2026, shareholders of the Fund will receive a Combined Prospectus/Information Statement detailing the reasons for, and other matters relating to, the reorganization. The reorganization does not require the approval of shareholders. The transaction is currently expected to be completed on or about October 2, 2026. The reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on or about June 26, 2026, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on June 26, 2026 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on June 26, 2026: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on June 26, 2026; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on June 26, 2026. The Fund will not accept any additional purchases or exchanges after the close of market on or about September 30, 2026. The Fund reserves the right to change this policy at any time.

II. Effective as of the date of this supplement, Franklin Templeton Institutional, LLC will no longer serve as sub-advisor of the Fund and Josh Lohmeier will no longer serve as a portfolio manager of the Fund. Therefore the summary prospectus, prospectus and SAI of the Fund are amended as follows:

1. The section “Fund Summary – Sub-Advisor” in the Fund’s summary prospectus and prospectus is deleted in its entirety.

2. All references to Josh Lohmeier in the Fund’s summary prospectus, prospectus and SAI are removed in their entirety.

3. The second paragraph under “Fund Details – Management” in the Fund’s prospectus is deleted in its entirety.

4. The following is added as the last sentence to the second to last paragraph under “Management and Other Services – Management fees” in the Fund’s SAI:

The sub-advisor was terminated effective May 22, 2026.

III. Effective as of the date of this supplement, the Fund’s concentration policy is replaced with the following:

[The Fund may not:] Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Please retain this supplement for future reference.